Alpha Strategies I Fund
                  a series of AIP Alternative Strategies Funds

                                                              September 19, 2002
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                          Supplement to the Prospectus
                              dated August 16, 2002

Effective as of the date of this supplement, the Adviser is now co-owned by Steven R. Samson, Lee W. Schultheis and Asset Alliance Corporation ("Asset Alliance"). Asset Alliance is also affiliated with the Research Consultant used by the Adviser to assist in selecting Sub-Advisers. As a result, the Adviser is also now affiliated with the Research Consultant.

The Investment Adviser section on Page 16 of the Prospectus is supplemented as follows:

Asset Alliance Corporation, 800 Third Avenue, 22nd Floor, New York, NY 10022, is a Delaware corporation established on February 1, 1996 ("Asset Alliance"). Asset Alliance is a multi-faceted investment management firm, specializing in alternative investment management - specifically hedge funds and hedge fund products. Asset Alliance through its affiliates currently manages approximately $5.2 billion in alternative investment products.

Through its wholly owned subsidiary, Asset Alliance Advisors, Inc., a Delaware corporation established in 1997 ("Asset Alliance Advisors"), Asset Alliance manages investment products for high net worth and institutional investors, and provides advisory services to organizations worldwide. Asset Alliance Advisors is registered with the U.S. Securities and Exchange Commission as a registered investment adviser under the Investment Advisers Act of 1940, as amended and is registered with the U.S. Commodity Futures Commission and the National Futures Association as a commodity pool operator and a commodity trading advisor.

The Fund's prospectus is available by calling 1-877-Low-Beta (569-2382) or via the internet at www.aipfunds.com.


Please keep this Supplement dated September 19, 2002 with your Prospectus.